December 15, 2015

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

Supplement to Prospectus dated June 1, 2015

            Effective December 15, 2015, Dreyfus Municipal Cash Management Plus no longer offers Agency Shares.